UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 2, 2025

AGEAGLE AERIAL SYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36492	88-0422242
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8201 E. 34th Cir N, Suite 1307, Wichita, Kansas	67226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (620) 325-6363

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UAVS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Dismissal of previous independent registered public accounting firm

On July 2, 2025, the Audit Committee (the “Committee”) of the Board of Directors of AgEagle Aerial Systems Inc. (the “Company”) dismissed WithumSmith+Brown, P.C. (“Withum”) as its independent registered public accountant.

Withum audited the Company’s financial statements for the fiscal years ended December 31, 2024 and 2023. The reports of Withum on such financial statements did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception that said report included an explanatory paragraph regarding the uncertainty of the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period from January 1, 2025 to July 2, 2025, there were no disagreements (as that term is used in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) between the Company and Withum on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Withum, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

During the same period, there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act), except as disclosed below:

As described in the Company’s Annual Report on Form 10-K/A for the year ended December 31, 2023, during the preparation of the Company’s interim condensed consolidated financial statements for the period ended September 30, 2024, management identified a material weakness in the Company’s internal controls related to the computation of net loss attributable to common stockholders resulting in an understatement of loss per share (“EPS”) as presented on the Company’s consolidated statements of operations and comprehensive loss. In addition to the EPS computation error, accrued dividends and deemed dividends were included as a component of other comprehensive loss instead of being included in net loss attributable to common stockholders. The Company filed a 10-K/A on November 27, 2024 amending the previously filed Form 10-K for the year ended December 31, 2023, which included the impact of the identified error on previously filed Form 10-Qs for the quarters ended March 31, 2023, June 30, 2023 and September 30, 2023.

The Company provided Withum with a copy of the foregoing disclosures and requested that Withum furnish the Company with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of that letter, dated July 2, 2025, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of new independent registered public accounting firm

On July 2, 2025, the Committee approved the engagement of Grassi & Co., CPAs, P.C. (“Grassi”) as the Company’s independent registered public accounting firm, effective July 9, 2025, to audit the Company’s consolidated financial statements for the year ending December 31, 2025.

During the fiscal years ended December 31, 2024 and 2023 and through July 2, 2025, neither the Company nor anyone on the Company’s behalf consulted with Grassi with respect to (i) the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Grassi on the Company’s financial statements, and Grassi did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions) or a “reportable event” (as defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit

16.1	Letter from Withum, dated July 9, 2025
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2025	AGEAGLE AERIAL SYSTEMS INC.

	By:	/s/ Alison Burgett
	Name:	Alison Burgett
	Title:	Chief Financial Officer